SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2003

Lexington Precision Corporation

(Exact name of Registrant as specified in its charter)

         Delaware                                    0-3252                                        22-1830121
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(State or other jurisdiction                          (Commission                               (I.R.S. Employer
        of incorporation)                             File Number)                             Identification No.)

                  767 Third Avenue, New York, NY                                                          10017
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                  (Address of principal executive offices)                                                (Zip Code)
Registrant’s telephone number, including area code (212) 319-4657 (Former name or former address, if changed since last report)

Item 5.         Other Events

        On January 31, 2003, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12¾% Senior Subordinated Notes due February 1, 2000, from January 31, 2003, to 12 midnight, New York City Time, on February 7, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits

        (c)         Exhibits

Exhibit 99.1         Press release dated January 31, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2003	LEXINGTON PRECISION CORPORATION

By:	/s/Michael A. Lubin Michael A. Lubin Chairman of the Board

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EXHIBIT INDEX
Exhibit Number	Exhibit Name	Location

99.1	Press release dated January 31, 2003	Filed herewith

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